Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TIBURON INTERNATIONAL TRADING CORP. (the “Company”) on Form 10-Q for the quarter ended July 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yun Cai, Chief Executive Officer and Chief Financial Officerc of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

August 27, 2019 By:	/S/ Yun Cai
Name: Yun Cai
Title: President and Chief Executive Officer and Chief Financial Officer